UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

☒ Filed by the Registrant

☐ Filed by a party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

ARTELO BIOSCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

505 Lomas Santa Fe, Suite 160

Solana Beach, CA 92075

To the Stockholders of Artelo Biosciences, Inc.:

The Board of Directors (the “Board”) of Artelo Biosciences, Inc. (the “Company”) has determined to recommend an additional proposal for stockholder approval at the Annual Meeting of Stockholders (the “Annual Meeting”), which has been adjourned to Friday, January 30, 2026, at 11:00 a.m. Eastern Time. The Board is asking the stockholders to approve the ratification of Malone Bailey LLP as the Company’s independent auditor for the fiscal year ending December 31, 2026. Because this proposal was not described in our Proxy Statement dated December 11, 2025, we are providing additional information in the enclosed Supplement to the Proxy Statement (the “Supplement”) and an amended proxy card or voting instruction card to allow our stockholders to vote on this new proposal. An Amended Notice of Annual Meeting is being delivered with the Supplement.

The Annual Meeting will be held virtually. In order to attend the meeting, you must register at https://www.proxyvote.com/ by 11:59 PM ET on January 29, 2026. If you hold your shares in an account at a brokerage firm, bank, dealer or other similar organization and wish to vote at the meeting, you will need to obtain a “legal proxy” from that entity and submit it when you register. On the day of the Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit questions prior to and during the meeting. To vote at the Annual Meeting, (a) if you hold your shares through a bank, broker or other nominee, you will need the control number you receive by email after registering, and (b) if you hold your shares in an account with our transfer agent, you will need the control number that is shown on your proxy card or e-mail notification of the Annual Meeting.

You will not be able to attend the Annual Meeting in person.

PLEASE NOTE THAT WE HAVE ENCLOSED A REVISED PROXY CARD. WE ASK THAT YOU CONSIDER THESE MATERIALS AND THE INSTRUCTIONS ON HOW TO VOTE IN ORDER TO EFFECTIVELY VOTE FOR ALL PROPOSALS.

You may vote on all three proposals by one of the alternatives described in the accompanying Supplement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted.

In order to vote on the newly-added proposal, you must sign and return the enclosed revised proxy card or attend the virtual Annual Meeting and vote in person. Your vote on this new proposal is very important. Therefore, we request that you complete the attached revised proxy card with your vote on Proposals 1, 2 and 3, regardless of whether or not you have already returned the original proxy card previously sent to you. If you already completed and returned the original proxy card, by completing, signing and mailing the enclosed revised proxy card you will replace the original proxy card in its entirety and only your vote as indicated on the revised proxy card will be counted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the newly added proposal.

Your vote is important. Please read the Proxy Statement that was previously made available to you and the Supplement in their entirety, as together they contain information that is important to your decisions in voting at the Annual Meeting. For specific instructions on how to vote your shares, please follow the procedures outlined in the Proxy Statement previously sent to you or refer to the section in the Supplement entitled “Information About These Proxy Materials, Voting and New Proposal 3.” Whether or not you plan to attend the meeting, please sign and submit your proxy as soon as possible so that your shares can be voted at our Annual Meeting in accordance with your instructions. If you attend the meeting, you may revoke your proxy in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors,

By:	/s/ Gregory D. Gorgas
Gregory D. Gorgas
President and Chief Executive Officer

Solana Beach, California

January 7, 2026

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505 Lomas Santa Fe, Suite 160

Solana Beach, CA 92075

AMENDED NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On January 30, 2026

Dear Stockholder:

You are cordially invited to attend the resumption of the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Artelo Biosciences, Inc., a Nevada corporation (the “Company”). The resumption of the meeting will be held virtually on Friday, January 30, 2026, at 11:00 a.m. Eastern Time for the following purposes:

1.

To elect two (2) Class II director nominees, Douglas Blayney, M.D., and Connie Matsui, to serve on the Board until the Company’s 2028 Annual Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier resignation or removal, as further described in Proposal No. 1 in the Company’s proxy statement;

2.

To approve, on an advisory basis, the compensation of the named executive officers identified in the 2024 Summary Compensation Table in the “Executive Compensation” section of the proxy statement (the “Say-on-Pay Vote”);

3.	To ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

4.	To conduct any other business properly brought before the meeting.

The Annual Meeting will be held virtually. In order to attend the meeting, you must register at https://www.proxyvote.com/ by 11:59 PM ET on January 29, 2026. If you hold your shares in an account at a brokerage firm, bank, dealer or other similar organization and wish to vote at the meeting, you will need to obtain a “legal proxy” from that entity and submit it when you register. On the day of the Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit questions prior to and during the meeting. To vote at the Annual Meeting, (a) if you hold your shares through a bank, broker or other nominee, you will need the control number you receive by email after registering, and (b) if you hold your shares in an account with our transfer agent, you will need the control number that is shown on your proxy card or e-mail notification of the Annual Meeting.

You will not be able to attend the Annual Meeting in person.

Our Board of Directors has fixed the close of business on December 10, 2025, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

Whether or not you expect to attend the Annual Meeting via live webcast, please vote at your earliest convenience. You may vote over the internet, by telephone or, if you request to receive printed proxy materials, by mailing a proxy or voting instruction card. You may also vote your shares during the Annual Meeting. Submitting your proxy in advance of the Annual Meeting will not prevent you from voting your shares during the Annual Meeting, as your proxy is revocable at your option as described in the proxy statement accompanying this notice. Please review the instructions regarding each of your voting options described in the proxy statement, as well as in the proxy card you received by mail.

These items of business are more fully described in the Company’s Proxy Statement, dated December 11, 2026, with the exception of Proposal 3, which is described in the accompanying Supplement to the Proxy Statement (the “Supplement”). Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed. We expect to mail the Supplement to the Proxy Statement and this Amended Notice of Annual Meeting of Stockholders on or about January 7, 2026.

Your vote is important. Whether or not you plan to attend the meeting, please sign and submit your proxy as soon as possible so that your shares can be voted at our Annual Meeting in accordance with your instructions. If you attend the meeting, you may revoke your proxy in accordance with the procedures set forth in the proxy statement.  A copy of our proxy statement, our annual report and any amendments thereto, are also posted on https://www.proxyvote.com/ and are available from the SEC on its website at www.sec.gov.

By Order of the Board of Directors,

By:	/s/ Gregory D. Gorgas
Gregory D. Gorgas
President and Chief Executive Officer

Solana Beach, California

January 7, 2026

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SUPPLEMENT TO PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To be held on January 30, 2026

This Supplement to the Proxy Statement (this “Supplement”) supplements and amends the proxy statement dated December 11, 2025, previously made available to stockholders in connection with the solicitation of proxies for use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Artelo Biosciences, Inc. (the “Company”) or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Amended Notice of Annual Meeting. The Annual Meeting will be held virtually. In order to attend the meeting, you must register at https://www.proxyvote.com/ by 11:59 PM ET on January 29, 2026.

On December 11, 2025, a notice containing instructions on how to access the proxy statement online, the accompanying proxy card and related materials were mailed to the holders of record of common stock of the Company as of the close of business on December 10, 2025. The Company’s annual report to Stockholders for the fiscal year ended December 31, 2024, including audited financial statements, was included in the proxy materials previously sent. The Proxy Statement and this Supplement contain information about the Annual Meeting as well as information regarding the voting process, director elections, our corporate governance programs and executive and director compensation, among other things. We recommend that you read all of these materials. Capitalized terms used in this Supplement and not otherwise defined have the meanings given to them in the proxy statement.

This Supplement is being furnished to provide information related to a newly added Proposal 3 that the Board of Directors has recommended for stockholder approval at the Annual Meeting, which proposal seeks ratification of Malone Bailey LLP as the Company’s auditor for the fiscal year ending December 31, 2026.

This Supplement does not provide all of the information that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement for the Annual Meeting that was previously made available to you. You should have received printed copies of the proxy statement, Annual Report to Stockholders, proxy card and a Notice of the 2025 Annual Meeting of Stockholders, which the Company mailed on December 11, 2025.

The amended proxy card or voting instruction card enclosed with this Supplement differs from the proxy card or voting instruction card previously furnished to you with the proxy statement, in that the enclosed proxy card or voting instruction card includes Proposal 3. You may vote on all three proposals by submitting the amended proxy card or voting instruction card enclosed with this Supplement or submitting a proxy via the Internet or by telephone by following the procedures on your amended proxy card or voting instruction card. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the newly added Proposal 3.

Except for the addition of Proposal 3, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the proxy statement.

THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

This Supplement is being filed with the Securities and Exchange Commission and being mailed to stockholders on or about January 7, 2026.

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INFORMATION ABOUT THESE PROXY MATERIALS, VOTING AND NEW PROPOSAL 3

Supplemental Proxy Materials

After the mailing of the Notice, the Board of Directors determined to recommend an additional proposal for stockholder approval at the Annual Meeting. This Supplement is being delivered to you as a stockholder of record, as of December 10, 2025, of the Company to provide you with information about the additional proposal to be voted on by the stockholders to ratify Malone Bailey LLP as the Company’s independent auditor for the fiscal year ending December 31, 2026. This Supplement will be mailed on or about January 7, 2026 to our stockholders of record as of the record date.

Virtual Annual Meeting

We are embracing technology to provide expanded access, improved communication, reduced environmental impact and cost savings for our stockholders and the Company. Hosting a virtual meeting enables increased stockholder attendance and participation since stockholders can participate and ask questions from any location around the world and provides us an opportunity to give thoughtful responses. In addition, we intend that the virtual meeting format provide stockholders a similar level of transparency to the traditional in-person meeting format, and we take steps to ensure such an experience. Our stockholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person annual meeting of stockholders.

Participating in the Annual Meeting

We will host the Annual Meeting live via internet webcast. You will not be able to attend the Annual Meeting in person. A summary of the information you need in order to attend the Annual Meeting online is provided below:

•

In order to attend the meeting, you must register at https://www.proxyvote.com/ by 11:59 PM ET on January 29, 2026. If you hold your shares in an account at a brokerage firm, bank, dealer or other similar organization and wish to vote at the meeting, you will need to obtain a “legal proxy” from that entity and submit it when you register.

•

The live internet webcast will begin on Friday, January 30, 2026, at 8:00 a.m., Pacific Time. On the day of the Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations.

•	Stockholders may vote and submit questions during the Annual Meeting live via the internet.

•

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number 1-866-612-8937 or e-mail virtualmeeting@viewproxy.com.

•	Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at https://www.proxyvote.com/.

Voting Rights and Outstanding Shares

On June 11, 2025, we filed a Certificate of Change to our Amended and Restated Articles of Incorporation, as amended (“Articles”) ,with the Secretary of State of Nevada to effect a 1-for-6 reverse stock split of the shares of our common stock either issued and outstanding, held by us as treasury stock and authorized, effective as of 12:01 a.m. (Eastern time) on June 13, 2025 (the “Reverse Stock Split”). All common stock share and per share amounts in this proxy statement have been adjusted to give effect to the Reverse Stock Split unless otherwise stated.

5

Only stockholders that owned our common stock at the close of business on December 10, 2025, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting. On the record date, 2,018,746 shares of our common stock were outstanding. Each share of our common stock that you own entitles you to one vote on each matter to be voted upon at the Annual Meeting. We will have a quorum to conduct the business of the Annual Meeting if the holders of at least 35% of the outstanding shares of our common stock entitled to vote are present, in person via the internet webcast or by proxy. Abstentions and broker non-votes (i.e., shares of common stock held by a broker, bank or other agent that are represented at the meeting, but which the broker, bank or other agent is not empowered to vote on a particular proposal) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

Proposals for the Annual Meeting

The following proposals will be voted on at the Annual Meeting:

•

To elect two (2) Class II director nominees, Douglas Blayney, M.D., and Connie Matsui, to serve on the Board until the Company’s 2028 Annual Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier resignation or removal, as further described in Proposal No. 1 in the Proxy Statement;

•

To approve, on an advisory basis, of the compensation of the named executive officers identified in the 2024 Summary Compensation Table in the “Executive Compensation” section of the Proxy Statement (the “Say-on-Pay Vote”);

•	To ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•	Any other business that may properly come before the Annual Meeting or any adjournment or postponements thereof.

As of the date of this Supplement, our management and Board were not aware of any other matters to be presented at the Annual Meeting.

Voting Requirements to Approve Proposal 3

Proposal 3 – Ratification of the Appointment of MaloneBailey. The proposal to ratify the appointment of MaloneBailey as our independent registered public accounting firm for the fiscal year ending December 31, 2026, requires the affirmative vote of a majority of the total votes cast live via the internet or represented by proxy at the Special Meeting and entitled to vote on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal. This proposal is considered a routine or “discretionary” matter on which your broker, bank or other agent will be able to vote on your behalf even if it does not receive instructions from you.

Voting Shares Registered in Your Name

If you are a stockholder of record, you may vote in one of four ways:

•

Vote via the internet. You may submit a proxy over the Internet at https://www.proxyvote.com/ 24 hours a day, seven days a week. You will need the control number included on your proxy card or mail notification about the Annual Meeting;

•

Vote by telephone. You may submit a proxy using a touch-tone telephone by calling 1‑866‑804‑9616, 24 hours a day, seven days a week. You will need the control number included on your proxy card or email notification about the Annual Meeting;

•

Vote by Mail. If you received printed proxy materials, you may direct how your shares are voted at the Annual Meeting by completing, signing, and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Your completed, signed and dated proxy card must be received prior to the Annual Meeting; or

•	Vote during the Annual Meeting live via the internet by following the instructions posted at https://www.proxyvote.com/.

Votes submitted via the internet or by telephone must be received by 11:59 p.m., Eastern Time, on January 29, 2026. Submitting your proxy via the internet, by telephone or by mail will not affect your right to vote during the Annual Meeting live via the internet. For additional information, please see “Revocability of Proxies” below.

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Voting Shares Registered in the Name of a Broker, Bank or Other Agent

Most beneficial owners holding stock in “street name” will receive instructions for voting their shares from their broker, bank or other agent. A number of brokers and banks participate in a program provided through Broadridge Financial Solutions, Inc. (“Broadridge”) that allows stockholders to grant their proxy to vote shares by means of the telephone or internet. If your shares are held in an account with a broker or bank participating in the Broadridge program, you may vote by telephone by calling the number shown on the voting instruction form received from your broker or bank, or you may vote via the internet at Broadridge’s website at http://www.proxyvote.com, using the control number provided by your broker, bank or other agent. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting live via the internet unless you obtain a valid proxy from your broker, bank or other nominee and submit it when you register to attend the meeting.

Revocability of Proxies

If you are a stockholder of record, once you have submitted your proxy by mail, telephone or internet, you may revoke it at any time before it is voted at the Annual Meeting. You may revoke your proxy in any one of the following three ways:

•	You may submit another proxy marked with a later date (which automatically revokes your earlier proxy) by mail or telephone or via the internet by the applicable deadline as described above;

•

You may provide written notice that you wish to revoke your proxy to our Secretary at Artelo Biosciences, Inc., Attn: Secretary, 505 Lomas Santa Fe, Suite 160, Solana Beach, CA 92075 by no later than the close of business on Tuesday, December 30, 2025; or

•

You may attend the Annual Meeting and submit your vote live via the internet. Attendance at the Annual Meeting live via the internet will not, by itself, cause your previously granted proxy to be revoked.

If you are a beneficial owner holding shares in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other agent in accordance with the instructions they provided (see “Voting Shares Registered in the Name of a Broker, Bank or Other Agent” above).

Tabulation of Votes

A representative from Broadridge will act as inspector of elections and tabulate the votes at the Annual Meeting. All shares represented by valid proxies received before the Annual Meeting will be voted. If you submit a valid proxy containing instructions regarding how to vote with respect to any matter to be acted upon, your shares will be voted in accordance with those instructions. If you submit a valid proxy with no instructions, then your shares will be voted by the individuals we have designated as proxies for the Annual Meeting in the following manner:

•	“FOR” the election of each of the two (2) Class II director nominees named in the Proxy Statement;

•	“FOR” the approval, on an advisory basis, of the Say-on-Pay Vote; and

•	“FOR” the ratification of the appointment of MaloneBailey as our independent registered public accounting firm for our fiscal year ending December 31, 2026.

In addition, the individuals that we have designated as proxies for the Annual Meeting will have discretionary authority to vote your shares with respect to any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

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Voting Results

Preliminary voting results are expected to be announced at the Annual Meeting. Voting results will be tallied by the inspector of elections and reported in a Current Report on Form 8-K (the “Form 8-K”) that we will file with the SEC within four business days of the Annual Meeting. If the voting results reported in the Form 8-K are preliminary, we will subsequently file an amendment to the Form 8-K to report the final voting results within four business days of the date on which the final voting results are known.

Proxy Solicitation

This proxy solicitation is made by the Board and we will bear the entire cost of soliciting proxies for the Annual Meeting, including costs associated with the preparation, assembly, printing and mailing of the proxy materials and any additional information furnished to stockholders. We will make available copies of the proxy materials to brokers, banks and other agents holding shares of our common stock in their name for the benefit of others for forwarding to the beneficial owners. We may reimburse such brokers, banks or other agents for their costs associated with forwarding the proxy materials to the beneficial owners. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Householding of Proxy Materials

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the proxy statement and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the proxy statement and annual report to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of future mailings to stockholders at the shared address, you may contact us as follows:

Artelo Biosciences, Inc.

Attention: Investor Relations

505 Lomas Santa Fe, Suite 160

Solana Beach, CA 92075

Tel: (858) 925-7049

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PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking you to ratify the appointment of MaloneBailey as our independent registered public accounting firm for the year ending December 31, 2026. MaloneBailey served as our independent registered public accounting firm for the fiscal year ended December 31, 2025. Representatives of MaloneBailey are expected to be present live via the internet at the Annual Meeting, will have an opportunity to make a statement should they desire to do so.

Although our bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, the Board is submitting the selection of MaloneBailey to our stockholders for ratification as a matter of good corporate practice. If our stockholders vote against the ratification of MaloneBailey, the Audit Committee will reconsider whether to continue to retain the firm. Even if our stockholders ratify the appointment of MaloneBailey, the Audit Committee may choose to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the company and our stockholders.

Independent Registered Public Accounting Firm Fees and Services

The following table presents fees for professional audit and other services rendered by MaloneBailey for the audit of our annual consolidated financial statements as of and for years ended December 31, 2025, and 2024, respectively, and fees billed for other services rendered by MaloneBailey during those respective periods.

Fee Category	Year ended December 31, 2025	Year ended December 31, 2024

Audit Fees	$46,350	$123,593
Audit-Related Fees	$130,165	$4,120
Tax Fees	$7,725	$7,725
All Other Fees	-	-
Total Fees	$184,240	$135,438

Our audit committee pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the audit committee either before or after the respective services were rendered.

Our Board has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

Required Vote

Ratification of MaloneBailey as our independent registered public accounting firm for the year ending December 31, 2026, requires the affirmative “FOR” vote of a majority of the total votes cast live via the internet or represented by proxy at the Annual Meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal. This proposal is considered a routine or “discretionary” matter on which your broker, bank or other agent will be able to vote on your behalf even if it does not receive instructions from you.

Board Recommendation

The Board unanimously recommends a vote “FOR” the ratification of MaloneBailey as our independent registered public accountant firm for the fiscal year ending December 31, 2026.

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OTHER MATTERS

We know of no other matters to be submitted at the Annual Meeting other than as set forth in the proxy statement as supplemented by this Supplement. If any other matters are properly brought before the Annual Meeting, it is the intention of the individuals we have designated as proxies to vote the shares that they represent on such matters in accordance with their judgment.

For further information about Artelo Biosciences, Inc., please refer to our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 3, 2025. Our Annual Report on Form 10-K is publicly available at www.proxyvote.com, on the SEC’s website at www.sec.gov or on our website at www.artelobio.com under “Investor – SEC Filings.” You may also obtain a copy by sending a written request to Artelo Biosciences, Inc., Attn: Investor Relations, 505 Lomas Santa Fe, Suite 160, Solana Beach, CA 92075.

By order of the Board of Directors,

Dated: January 7, 2026	By:	/s/ Gregory D. Gorgas
Gregory D. Gorgas
President and Chief Executive Officer

10

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on January 29, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ARTL2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on January 29, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82681-P41354 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARTELO BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Class II Nominees:	**For**	**Withhold**
1a. Douglas Blayney, M.D.	☐	☐
1b. Connie Matsui	☐	☐

NOTE: In their discretion, the proxyholder will vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date